Exhibit 99.1

Cavium

Announces Financial Results for Q4 2015

SAN JOSE, Calif., January 27, 2016 – Cavium, Inc. (NASDAQ: CAVM), a leading provider of semiconductor products that enable secure and intelligent processing for enterprise, data center, cloud, wired and wireless networking, today announced financial results for the fourth quarter ended December 31, 2015.

Net revenue in the fourth quarter of 2015 was $100.9 million, a 3.9% sequential decrease from the $105.1 million reported in the third quarter of 2015 and relatively flat from the $101.2 million reported in the fourth quarter of 2014.

Generally Accepted Accounting Principles (GAAP) Results

Net loss in the fourth quarter of 2015 was $1.0 million, or $(0.02) per diluted share, compared to net income of $4.2 million, or $0.07 per diluted share in the third quarter of 2015. Gross margins were 66.2% in the fourth quarter of 2015 compared to 65.5% in the third quarter of 2015. Total cash and cash equivalents were $134.6 million at December 31, 2015.

Non-GAAP Results

Cavium believes that the presentation of non-GAAP financial measures provides important supplemental information to management and investors regarding financial and business trends relating to Cavium’s financial condition and results of operations. These measures should only be used to evaluate Cavium’s results of operations in conjunction with the corresponding GAAP measures. The reconciliation between GAAP and non-GAAP financial results is provided in the financial statements portion of this release.

In the fourth quarter of 2015, Non-GAAP net income was $16.6 million, or $0.28 per diluted share. Non-GAAP gross margin was 66.6% and Non-GAAP operating margin (non-GAAP income from operations as a percentage of revenue) was 17.1%.

Recent News Highlights

•	November 16, 2015 - Cavium and Leading Partners Showcased ThunderX™ ARMv8-based Server Platforms for Next Generation Cloud Data Center at ARM TechCon 2015
•	November 16, 2015 - Cavium’s ThunderX Workload Optimized Processors received Readers’ and Editors’ Choice Award for Top 5 New Products or Technologies to Watch from HPCwire
•	November 16, 2015 - E4 Computer Engineering announced production availability and customer shipment of ARKA Server Platforms with Cavium ThunderX™ ARMv8 Workload-Optimized Processors
•	November 16, 2015 - Cavium Announced Collaboration with Bright Computing to Support the ThunderX™ Processor Family
•	November 16, 2015 - Penguin Computing Announced Availability and Customer Shipments of Tundra Extreme Scale Valkre Servers Based on Cavium ThunderX™ Workload Optimized Processors
•	November 16, 2015 - Wistron Announced New Server Platforms based on Cavium's ThunderX™ Workload-Optimized Processor Family
•	November 16, 2015 - Inventec Enables Hadoop, Cloud Computing and Hyperscale Workloads with new K850G3 Server Platforms with Cavium ThunderX™ Workload Optimized Processors
•	November 16, 2015 - GIGABYTE Announced Availability and Production Shipments of Extensive Cavium ThunderX-based Server Portfolio
•	November 9, 2015 - Cavium and Pica8 Partners to Deliver Leading Edge Open Networking Solutions

Cavium, Inc. will broadcast its fourth quarter of 2015 financial results conference call today, January 27, 2016, at 2 p.m. Pacific time (5 p.m. Eastern time).  The conference call will be available via a live web cast on the investor relations section of the Cavium website at http://www.cavium.com. Please access the website at least a few minutes prior to the start of the call in order to download and install any necessary audio software. An archived web cast replay of the call will be available on the web site for a limited period of time.

About Cavium

Cavium is a leading provider of highly integrated semiconductor products that enable intelligent processing in enterprise, data center, cloud and wired and wireless service provider applications. Cavium offers a broad portfolio of integrated, software-compatible processors ranging in performance from 100 Mbps to 100 Gbps that enable secure, intelligent functionality in enterprise, data-center, broadband/consumer and access and service provider equipment. Cavium’s processors are supported by ecosystem partners that provide operating systems, tool support, reference designs and other services. Cavium’s principal office is in San Jose, CA with design team locations in California, Massachusetts, India and China. For more information, please visit: http://www.cavium.com.

CAVIUM, INC.

Unaudited GAAP Condensed Consolidated Statements of Operations

(in thousands, except per share amounts)

	Three Months Ended
	December 31, 2015	September 30, 2015
Net revenue	$100,942	$105,063
Cost of revenue	34,092	36,203
Gross profit	66,850	68,860
Operating expenses:
Research and development	47,764	45,367
Sales, general and administrative	19,397	18,522
Total operating expenses	67,161	63,889
Income (loss) from operations	(311)	4,971
Other expense, net:
Interest expense	(227)	(216)
Other, net	(138)	(173)
Total other expense, net	(365)	(389)
Income (loss) before income taxes	(676)	4,582
Provision for income taxes	354	366
Net income (loss)	$(1,030)	$4,216
Net income (loss) per common share, basic	$(0.02)	$0.08
Shares used in computing basic net income (loss) per common share	56,131	55,819
Net income (loss) per common share, diluted	$(0.02)	$0.07
Shares used in computing diluted net income (loss) per common share	56,131	57,457

CAVIUM, INC.

Unaudited Reconciliation of Non-GAAP Adjustments

(in thousands)

	Three Months Ended
	December 31, 2015	September 30, 2015
Reconciliation of GAAP operating expenses to non-GAAP:
GAAP research and development expenses	$47,764	$45,367
Stock-based compensation and related payroll taxes	(7,833)	(7,766)
Amortization of acquisition related assets	(3,667)	(3,471)
Net restructuring related expenses	-	(140)
Xpliant transition related expenses	(970)	(971)
Non-GAAP research and development expenses	$35,294	$33,019

GAAP sales, general and administrative expenses	$19,397	$18,522
Stock-based compensation and related payroll taxes	(4,764)	(4,946)
Amortization of acquisition related assets	-	(4)
Net restructuring related expenses	-	(255)
Non-GAAP sales, general and administrative expenses	$14,633	$13,317
Total Non-GAAP operating expenses	$49,927	$46,336

Reconciliation of GAAP non-operating expenses to non-GAAP:
GAAP non-operating expenses	$(365)	$(389)
Non-operating expenses associated with Xpliant	-	354
Total Non-GAAP non-operating expense	$(365)	$(35)

CAVIUM, INC.

Unaudited Reconciliation of Non-GAAP Adjustments

(in thousands, except per share data and percentages)

	Three Months Ended
	December 31, 2015	September 30, 2015
Reconciliation of GAAP gross profit & margin to non-GAAP:
Net revenue	$100,942	$105,063
GAAP gross profit	66,850	68,860
GAAP gross margin	66.2%	65.5%

Stock-based compensation and related payroll taxes	198	211
Amortization of acquisition related assets	157	157
Non-GAAP gross profit	$67,205	$69,228
Non-GAAP gross margin	66.6%	65.9%

Reconciliation of GAAP income (loss) from operations to non-GAAP income from operations:
GAAP income (loss) from operations	$(311)	$4,971
Stock-based compensation and related payroll taxes	12,795	12,923
Amortization of acquisition related assets	3,824	3,632
Net restructuring related expenses	-	395
Xpliant transition related expenses	970	971
Non-GAAP income from operations	$17,278	$22,892
Non-GAAP income from operations as a percentage of revenue	17.1%	21.8%

Reconciliation of GAAP income (loss) to non-GAAP net income:
GAAP net income (loss)	$(1,030)	$4,216
Non-GAAP adjustments:
Stock-based compensation and related payroll taxes	12,795	12,923
Amortization of acquisition related assets	3,824	3,632
Net restructuring related expenses	-	395
Xpliant transition related expenses	970	971
Non-operating expenses associated with Xpliant	-	354
Total of non-GAAP adjustments	17,589	18,275
Non-GAAP net income	$16,559	$22,491

GAAP net income (loss) per share, diluted	$(0.02)	$0.07
Non-GAAP adjustments detailed above	0.30	0.31
Non-GAAP net income per share, diluted	$0.28	$0.38

GAAP weighted average shares, diluted	56,131	57,457
Non-GAAP share adjustment	3,519	2,201
Non-GAAP weighted average shares, diluted	59,650	59,658

CAVIUM, INC.

Unaudited GAAP Condensed Consolidated Balance Sheets

(in thousands)

	As of
	December 31, 2015	September 30, 2015
Assets
Current assets
Cash and cash equivalents	$134,646	$130,985
Accounts receivable, net	68,742	61,696
Inventories	47,009	47,645
Prepaid expenses and other current assets	10,231	9,512
Total current assets	260,628	249,838
Property and equipment, net	64,677	64,414
Intangible assets, net	35,492	36,954
Goodwill	71,478	71,478
Other assets	1,718	2,019
Total assets	$433,993	$424,703

Liabilities and Stockholders' Equity
Current liabilities
Accounts payable	$27,489	$25,338
Other accrued expenses and other current liabilities	9,443	12,095
Deferred revenue	6,316	6,519
Capital lease and technology license obligations	20,608	17,004
Total current liabilities	63,856	60,956
Capital lease and technology license obligations, net of current	9,858	16,092
Deferred tax liability	3,417	3,320
Other non-current liabilities	2,962	2,849
Total liabilities	80,093	83,217

Stockholders' equity
Common stock	56	56
Additional paid-in capital	543,256	529,812
Accumulated deficit	(189,412)	(188,382)
Total stockholders' equity	353,900	341,486
Total liabilities and stockholders' equity	$433,993	$424,703

Cavium Contact:

Art Chadwick	Angel Atondo
Vice President of Finance and Administration and Chief Financial Officer	Senior Marketing Communications Manager
Tel: (408) 943-7104	Tel: (408) 943-7417
Email: art.chadwick@cavium.com	Email: angel.atondo@cavium.com